UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE J. M. SMUCKER COMPANY

ATTN: JEANNETTE KNUDSEN

ONE STRAWBERRY LANE

ORRVILLE, OH 44667-0280

D56210-P59317-Z80560

Your Vote Counts!

THE J. M. SMUCKER COMPANY

2021 Annual Meeting

Vote by August 17, 2021 11:59 PM ET. For shares held in a

Plan, vote by August 15, 2021 11:59 PM ET.

You invested in THE J. M. SMUCKER COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 18, 2021.

Get informed before you vote

View The J. M. Smucker Company 2021 Proxy Statement and Notice of Annual Meeting of Shareholders, 2021 Annual Report, and Plan Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 4, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	August 18, 2021
vote without entering a	12:00 PM EDT
control number
Virtually at: www.virtualshareholdermeeting.com/SJM2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors whose term of office will expire in 2022.

Nominees:

1a.	Susan E. Chapman-Hughes	For

1b.	Paul J. Dolan	For

1c.	Jay L. Henderson	For

1d.	Kirk L. Perry	For

1e.	Sandra Pianalto	For

1f.	Alex Shumate	For

1g.	Mark T. Smucker	For

1h.	Richard K. Smucker	For

1i.	Timothy P. Smucker	For

1j.	Jodi L. Taylor	For

1k.	Dawn C. Willoughby	For

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2022 fiscal year.	For

3.	Advisory approval of the Company’s executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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D56211-P59317-Z80560